Strategic, Accretive Acquisition of SMBC MANUBANK’s Commercial Banking Unit (“CBU”) Investor Presentation March 31, 2026

Some statements in this news release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the acquisition of SMBC MANUBANK CBU , factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: the failure of the conditions to closing to be satisfied or waived, difficulties and delays in integrating Hope Bancorp and SMBC MANUBANK CBU and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the acquisition, including difficulties in maintaining relationships with employees and customers, may be greater than expected. Other risks and uncertainties include, but are not limited to: possible renewed deterioration in economic conditions in Hope Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowance for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; the impact of U.S. and global trade policies, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability and international tensions; and risks from natural disasters. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K and other documents Hope Bancorp files with the SEC from time to time. Hope Bancorp does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. Non-GAAP Financial Measures Unless otherwise indicated, all financial metrics presented reflect continuing operations only. This communication includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of Hope Bancorp, including allocating resources. Hope Bancorp’s management believes these non- GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of Hope Bancorp to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non- GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these Non-GAAP measures to U.S. GAAP are provided on page 7. Non-GAAP measures included in this communication are defined below. Hope Bancorp has not provided forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because Hope Bancorp is unable to predict with reasonable certainty the ultimate outcome of certain future events. These events include, among others, the impact of portfolio changes, including asset sales, mergers, acquisitions, and divestitures; contingent liabilities related to litigation, indemnifications matters; impairments and discrete tax items. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. Non-GAAP Measure Definitions TCE Ratio Tangible book value per common share is calculated by subtracting goodwill and core deposit intangible assets from total stockholders’ equity (“tangible book value”), then dividing the difference by the number of shares of common stock outstanding (“Tangible Book Value Per Share”). TCE ratio is calculated by taking tangible book value, then dividing the difference by total assets after subtracting goodwill and core deposit intangible assets (“Tangible Assets”). Return on Average Tangible Common Equity Return on average tangible common equity is calculated by dividing net income by average tangible common equity. Forward Looking Statements & Additional Disclosures 2

Enhancing Hope's Commercial Banking Capabilities, Market Footprint and Balance Sheet

Hope Bancorp
Nasdaq: HOPE

SMBC MANUBANK
Commercial Banking Unit

Established in 1962, SMBC MANUBANK is a wholly owned subsidiary of SMBC Americas Holdings, which itself is a wholly owned subsidiary of Sumitomo Mitsui Banking Corporation (SMBC)

- **Expands Scale and Reach:** Transaction aligns with Hope's core strategy to enhance its commercial banking capabilities and broaden Hope's reach and ability to serve multicultural communities across the mainland U.S. and Hawaii
- **Deepens Core Market Footprint:** SMBC MANUBANK's eight branches broaden Hope's core footprint in the attractive greater Los Angeles metropolitan area ("MSA"), the 2nd-largest metropolitan area in the U.S.
- **Balance Sheet Impact:** Attractive core deposit funding, specialty deposit segments (including Trust & Estate banking) and commercial loan portfolios (including diversified general middle market, franchise finance, commercial real estate, SBA) further diversify Hope's balance sheet
- **SMBC Partnership:** Entering into a collaboration and partnership agreement with Sumitomo Mitsui Banking Corporation. Combining SMBC MANUBANK's Japanese Banking Division and Hope's Korean Subsidiary Banking Group creates a unique, top-tier platform designed to serve Asian multi-national businesses

Bank of Hope®

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SMBC MANUBANK's CBU is Complementary to Hope

- Headquartered in Los Angeles, the 2nd largest MSA in the U.S.
- SMBC MANUBANK was established in 1962 as Manufacturers Bank
- 8 branch locations in Southern California
- Commercial lending teams augment Hope's banking teams and platform
- Japanese Banking Division: serves Japanese-owned, small to midsize businesses that operate in the U.S. Primarily a deposit-focused division
- Specialty Deposits group: trust & estate business, non-profit organizations, and high net worth clients


Pro Forma Branch Network
in Southern California
Ventura
Los Angeles
San
Bernadino
Riverside
Orange
Bank of Hope
SMBC MANUBANK

Loan & Deposit Portfolios at 12/31/25


SBA Group
10%
All Other
Commercial
7%
Franchise
Finance
21%
$2.5B
Total Loans
Yield on Loans: 5.76%(1)
Commercial
Real Estate
Group
51%
Diversified
Industries
11%


All Other
Commercial
9%
Other
Specialty
Deposits
22%
Diversified
Industries
11%
$2.7B
Total Deposits
Cost of Deposits 2.20%(1)
Trust &
Estate
20%
Japanese
Banking
Division
38%

Bank of Hope

(1) Spot rates at 12/31/25; excludes prospective purchase accounting adjustments.

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Delivering Significant Financial Benefits

Transaction Summary

Transaction Structure	▪ Purchasing assets and assuming liabilities on a net book value basis ▪ Net assets purchased will be settled in 100% cash ▪ All cash transaction optimizes capital and improves return on tangible common equity
Pro Forma Balance Sheet Impact (12/31/2025 balances)	▪ ~$2.5bn in loans (+17% of Hope's standalone loans) ▪ ~$2.7bn in deposits (+17% of Hope's standalone deposits)
Estimated Purchase Accounting Adjustments	▪ ~2% gross loan credit mark ▪ ~2% loan interest rate mark ▪ ~2.5% core deposit intangible
Estimated Merger-Related Costs	▪ After-tax expense of ~$30mm, incurred incrementally throughout year 1 post close
Estimated Closing	▪ Second half of 2026

Transaction Metrics

20%+	~12%	~23%	~4.5%	~2 yr
2027 Est. EPS Accretion(1)	2027 Est. ROTCE(2)	Internal Rate of Return	Pro Forma TBV(2) Dilution(3)	Est. TBV Earn-back

Pro Forma Combined Company Capital Ratios(3)

8.1%	9.4%	10.2%	11.7%
TCE(2) Ratio	Leverage Ratio	CET-1(2) Ratio	Total Capital Ratio

(1) Based on Consensus 2027 EPS estimate for HOPE as of March 27, 2026.
(2) Return on Tangible Common Equity ("ROTCE"); Tangible Book Value ("TBV") per share; Tangible Common Equity ("TCE"); Common Equity Tier-1 ("CET-1"). ROTCE, TBV, and TCE are non-GAAP financial metrics. See Appendix slide in this presentation for a reconciliation of GAAP to non-GAAP financial metrics.
(3) Pro Forma as of 12/31/25 including estimated transaction marks and SMBC MANUBANK loan and deposit balances as of 12/31/25. Pro Forma measures reflected herein have not been prepared in accordance with Article 11 of Regulation S-X.

Bank of Hope®
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Strengthens and Diversifies Loans and Deposits

Hope Bancorp (12/31/25)


Residential Mortgage & Other
17%
C&I
26%
$14.8B
Total Loans
Yield on Loans: 5.68%
Commercial
Real Estate
57%


Time
Deposits
41%
$15.6B
Total Deposits
Cost of Deposits 2.68%
Noninterest
Bearing DDA
22%
MMDA,
Interest
Bearing DDA
and Savings
37%

SMBC MANUBANK CBU (12/31/25)


C&I
40%
$2.5B
Total Loans
Yield on Loans: 5.76%(1)
Commercial
Real Estate
60%


Time Deposits
3%
Noninterest
Bearing DDA
22%
$2.7B
Total Deposits
Cost of Deposits 2.20%(1)
MMDA,
Interest
Bearing DDA
and Savings
75%

Pro Forma (12/31/25)


Residential Mortgage & Other
14%
C&I
28%
$17.3B
Total Loans
Yield on Loans: 5.69%(1)
Commercial
Real Estate
58%


Time
Deposits
35%
$18.3B
Total Deposits
Cost of Deposits: 2.61%(1)
MMDA,
Interest
Bearing DDA
and Savings
43%
Noninterest
Bearing DDA
22%

Bank of Hope®

(1) Excludes prospective purchase accounting adjustments related the impact of SMBC MANUBANK on the combined balance sheet.
Note: DDA is defined as Demand Deposit Account. Yield on Loans and Cost of Deposits are spot rates at 12/31/2025.

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Appendix: TBV Dilution and GAAP to non-GAAP Financial Reconciliations

TBV dilution and other non-GAAP financial measures have been provided as we believe they provide investors with meaningful supplemental information that is useful in understanding the financial metrics of this transaction. Reconciliations of the financial metrics are provided below.

Tangible Book Value Dilution Reconciliation

($ in millions, except share and per share info)		12/31/25	Common Shares		$ Per Share
HOPE Tangible Book Value	$	1,757	128,201,655	$	13.71
Estimated Equity Impact from SMBC MANUBANK CBU		(16)	–		–
Estimated Core Deposit Intangible ("CDI")		(63)	–		–
Combined Pro Forma Tangible Book Value	**$**	**1,678**	**128,201,655**	**$**	**13.09**

Estimated Tangible Book Value Per Share Dilution ($)	**$**	**(0.62)**
Estimated Tangible Book Value Per Share Dilution (%)		**(4.5%)**

Non-GAAP Reconciliation - TCE Ratio

($ in millions)		12/31/25
HOPE Total Stockholders Equity	$	2,283
Estimated Equity Impact from SMBC MANUBANK CBU		(16)
HOPE Goodwill and CDI		(526)
Estimated CDI		(63)
Estimated Pro Forma Tangible Common Equity ("TCE")	**$**	**1,678**
HOPE Total Assets	$	18,532
Estimated SMBC MANUBANK Assets		2,723
Pro Forma Goodwill and Estimated CDI		(589)
Estimated Pro Forma Tangible Assets	**$**	**20,666**

HOPE TCE Ratio (actual 12/31/25)	**9.8%**
Estimated Pro Forma TCE Ratio	**8.1%**

Bank of Hope
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